Airspan

Investor Presentation
1Q 2022 Earnings

5G DISRUPTOR, INNOVATOR

May 2022

Disclaimer

Forward Looking Statements

Certain statements in this investor presentation ("Presentation") may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995.

Forward-looking statements generally relate to future events or the Company's future financial or operating performance. For example, projections of future Revenue and Gross Profit. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including, but not limited to: (i) the price of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan's business and changes in the capital structure; (ii) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; (iii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (iv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan's products or services, or experience significant delays in doing so; (v) the risk that the Company may not achieve or sustain profitability; (vi) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (vii) the risk that the Company experiences difficulties in managing its growth and expanding operations; (viii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (ix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (x) the risk that Airspan is unable to secure or protect its intellectual property; and (xi) the risk that the Company's securities will not maintain listing on the NYSE American. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by Airspan from time to time with the U.S. Securities and Exchange Commission ("SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Airspan and its management, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Airspan does not undertake any duty to update these forward-looking statements.

Disclaimer

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the table on slide 21 for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding.

Use of Projections

This Presentation contains financial forecasts with respect to the Company's projected financial results, including Revenue and Gross Profit. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections constitute forward-looking information, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The company has relied upon certain assumptions and estimates to develop its projections, including, among other things, assumptions about its order backlog and pipeline, customer adoption and subsequent expansion of 5G technologies, the mix of products sold, the performance of the Company's outsourced supply chain and the costs of materials and services. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information.

Trade and Service Marks

This Presentation contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names.

Todays Presenters: Executives



Eric Stonestrom

Chairman & CEO



Glenn Laxdal

President & COO



David Brant

SVP & CFO

Airspan at a Glance

Airspan Networks Inc. completed a business combination with New Beginnings Acquisition Corp. on August 13th 2021 and listed on NYSE American as Airspan Networks Holdings Inc. (NYSE AMERICAN: MIMO) on August 16th 2021.

- Multi-award-winning 4G & 5G network densification solution provider
- End-to-end Radio Access Network (RAN/O-RAN) virtualization, backhaul, and network optimization solutions
- Innovation leadership with more the 250 patents granted or pending
- Addresses ~$30bn 5G and 4G/LTE RAN market; critical components of the ~$200bn spent annually on 5G buildouts
- Founded in 1992, 800 FTE worldwide
- Headquartered in Boca Raton, FL with additional offices in London, Tel Aviv, Mumbai and Tokyo
- Well-known, respected operators and thought leaders as investors:

OAK INVESTMENT PARTNERS, SoftBank, NEA, Jio, FOXCONN, Qualcomm, dish

NYSE AMERICAN:
MIMO

Airspan by the Numbers

$177mm 2021Y Revenue	**1,000+** Customers in 100+ Countries
1+ Million Base Stations Shipped	**25+ Years** Proven Technology

Awards and Recognition

Qualcomm
Rakuten

SCF 2021 — EXCELLENCE IN COMMERCIAL DEPLOYMENT: OPEN RAN

SCF 2020 — EXCELLENCE IN COMMERCIAL DEPLOYMENT: URBAN

Jio
Sprint

GLOMO Global Mobile Awards WINNER

WIRELESS NETWORK INNOVATION PRODUCT OF THE YEAR (2018)

FIERCE Telecom — FIERCE INNOVATION AWARDS WINNER, Telecom Edition 2021 — Private Wireless Networks | Airspan 5G Starter Kit – A Network in a Box

FIERCE Telecom — FIERCE INNOVATION AWARDS WINNER, Telecom Edition 2021 — Digital Divide | Airspan Networks | Amarillo Connected – Digital Divide solution for low-income students, residents in Amarillo, TX

autoair

5G REALISED: USE CASE INNOVATION AWARD

MOBILE BREAKTHROUGH AWARDS — FIXED WIRELESS BROADBAND SOLUTION OF THE YEAR

Top Tier Customers and Partners

Global Carrier Networks

ooredoo
SoftBank
Rakuten
Telefónica
Partner
Telekom Slovenije
T Mobile
TURKCELL
Jio
smartfren

OEM Partners

MITSUI & CO.,LTD.
MOTOROLA SOLUTIONS
NEC
CISCO

Private Networks

gogo
MILLBROOK
McLaren
MTA New York City Transit
Hewlett Packard Enterprise
IBM

5G is Driving Network Transformation

	4G – LEGACY	5G – TODAY
NETWORK CHARACTERISTICS	Centralized network and macro cell control	Distributed, AI driven, self organizing and access edge centric
	Proprietary, closed architectures	Open architectures
	Hardware-centric	Software-centric; leveraging virtualization and cloud
GROWTH POTENTIAL	Large, consolidated service providers	Many new service providers and application specific networks
	4G global mobility networks: 500	5G global mobility networks (2025E): 1,500
	4G private networks: 800	5G private networks (2025E): 15,000

- Source: Analysis Mason for Private Networks

Drastically Different Network Densification Between 4G & 5G

Airspan Densification for Optimal Mid-Band Spectrum Network

Before: Macro model


Long Island Sound
Coram
East Patchogue
Mastic Beach
Sayville
Southampton

After: Densified


Long Island Sound

Approximately 50 macro cell sites took 15 years to permit and install

Over 20,000 micro cell sites installed in 9 months

Three Large and Rapidly Growing Markets Driven by 5G

Wireless Carrier Networks



2022 TAM: **$34.3bn**[1]
2021-2024 CAGR: **5%**[1]

Fixed Wireless Access



2022 TAM: **$1.9bn**[2]
2020-2024 CAGR: **74%**[2]

Private Networks



2022 TAM: **$2.7bn**[3]
2021-2024 CAGR: **46%**[3]

- Sources: [1]Mobile Experts; [2]Magna Intelligence "Global 5G Fixed Wireless Access Market Databank" (January 2021); [3] IDC "Worldwide Private LTE/5G Infrastructure Forecast 2020-2024" (December 2020)

5G Networks Have Become National Priorities

5G networks are expected to drive significant innovation and be central to transportation, power, and communications infrastructure.

- Autonomous Vehicles
- IOT
- Power & Utilities
- Robotics
- Content Consumption/ Distribution
- Rural Broadband

As a leading North American, integrated, 5G access network provider, Airspan expects to benefit from:

FUNDED Government Initiatives	Amount ($bn)
Rural Digital Opportunity Fund (“RDOF”)	$9.2bn
Rip and Replace bill	$1.9bn
CARES Act 2	$0.6bn
NTIA Tribal Broadband Connectivity Grants	$1.0bn
NTIA Broadband Infrastructure Program	$0.3bn
NTIA Connecting Minority Communities Pilot Program	$0.3bn
U.S. Innovation and Competition Act	$1.6bn
Total	**$14.9bn**

- Recently-passed infrastructure bill: $65B for broadband deployment, adoption, and equity
  - $42.5B to fund the Broadband Equity, Access, Deployment Program, grants to states/digital divide
- International opportunity mirrors domestic programs - $1B+ programs expected in UK and Germany

$3B of Current Project Funnel Addressing a Much Larger TAM

35%	Carrier	• Mobile capex with 5G upgrade cycle • New market entrants (Greenfields)
25%	Cable MSO	• Cable MSOs bought CBRS spectrum • Mobility service and Fixed Broadband
15%	Enterprise	• Convergence of CBRS and Wi-Fi 6 + Private 5G
10%	Air-to-Ground/Military	• Aviation build outs & Defense Dept 5G
15%	FWA	• 23 million underserved homes in US alone—worldwide trend

Confidence in large, sustainable growth opportunity



Financial Update

1st Quarter 2022 Highlights

Total Revenue ($mm)



$45.9
$37.6
1Q'21
1Q'22

Products and Software Licenses Revenue ($mm)



$38.8
$33.6
1Q'21
1Q'22

- Revenue of $37.6 million, down 25% from 4Q 2021 and down 18% from 1Q 2021
- Products and software licenses revenue of $33.6 million down 25% from 4Q 2021 and down 13% from 1Q 2021
- Gross profit of $12.1 million down 42% from 4Q 2021 and down 42% from 1Q 2021
- Net loss of $29.7 million compared to a net loss of $19.6 million in 4Q 2021 and a net loss of $13.5 million in 1Q 2021
- Adjusted EBITDA (non-GAAP measure) of $18.0 million loss compared to an $8.0 million loss in 4Q 2021 and a $5.4 million loss in 1Q 2021
- Gross margin of 32.1% down from 41.1% in 4Q 2021 and 45.6% in 1Q 2021 on supply chain pressures



Closing Remarks

Key Takeaways: 5G Tsunami

Demand for connectivity in every aspect of life is increasing exponentially, alongside an explosive new appetite for data hungry applications like the Metaverse

- Top tier customer base with growing demand
- World-class strategic investor and supply chain partners
- Continued explosive growth in the 5G and FWA markets provide large, expanding TAM and confidence in our $3B revenue funnel
- Market leading innovation with diversified and expanding product portfolio, stemming from industry-leading internal R&D teams



Appendix

Service Provider Densification: Learned in 4G, Critical in 5G

Airspan Deployment


LOW COST MANUFACTURER
OPERATOR DISTRIBUTIO N CENTER
DAYS

Traditional Deployment


FIBER
MONTHS

- A supply chain that mirrors cell phones:

QUALCOMM® FOXCONN

- Third party logistics delivery van model
- Plug & play functionality
- Technology partners that scale
- Volume manufacturing and pricing
- Suitable product dimensions

ESSENTIAL PARADIGM SHIFT: CELL SITE PERFORMANCE AT CELL PHONE ECONOMICS

One Team, One Code Base, One Mission


Santa Clara, California


Airspan
Airport City, Israel


Slough, United Kingdom


Boca Raton, Florida


Mumbai, India


Istanbul, Turkey

Customer Diversification Has Improved Drastically

Sales to top 3 customers as a % of revenue



Others
9%
3rd largest
3%
2nd largest
3%
2018
Largest
customer
85%



Largest
customer
34%
Others
37%
2021
3rd largest
8%
2nd largest
21%

>100 customers (via direct sales)

>200 customers (via direct sales)

Appendix: Annual Reconciliation of GAAP to Non-GAAP

Reconciliation of Non-GAAP Items	**Q1 2021**	**Q4 2021**	**Q1 2022**
Net Loss	**(14)**	**(20)**	**(30)**
Adjusted for:			
Interest Expense net	*2*	*4*	*5*
Income Tax expense	*0*	*(1)*	*(0)*
Depreciation and amortization	*1*	*1*	*1*
EBITDA	**(10)**	**(16)**	**(24)**
Share based compensation expense	*1*	*8*	*7*
Change in fair value of warrant liability and derivatives	*4*	*(1)*	*(0)*
Adjusted EBITDA	**(5)**	**(8)**	**(18)**

Thank you

5G DISTRUPTOR, INNOVATOR

airspan.com